Tax Matters - Deferred Taxes (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Disclosure - Taxes on Income - Deferred Taxes [Abstract]
Prepaid/deferred items - Deferred tax assets	$ 1,668		$ 1,762
Inventories - Deferred tax assets	277		315
Intangibles - Deferred tax assets	1,137		1,602
Property, plant and equipment - Deferred tax assets	376		480
Employee benefits - Deferred tax assets	3,154		4,890
Restructurings and other charges - Deferred tax assets	453		734
Legal and product liability reserves - Deferred tax assets	904		1,909
Net operating loss/credit carryforwards - Deferred tax assets	2,043	[1]	3,664	[1]
State and local tax adjustments - Deferred tax assets	297		385
Other current tax assets	249		722
Subtotal - Deferred tax assets	10,558		16,463
Deferred Tax Liabilities, Gross	32,233		32,493
Deferred Tax Liabilities, Net	(22,963)	[2],[3]	(17,063)	[2],[3]
Valuation allowance	(1,288)		(1,033)
Total deferred taxes - Deferred tax assets	9,270		15,430
Prepaid/deferred items - Deferred tax liabilities	(134)		(113)
Inventories - Deferred tax liabilities	(216)		(195)
Intangibles - Deferred tax liabilities	(9,647)		(12,585)
Property, plant and equipment - Deferred tax liabilities	(1,916)		(1,307)
Employee benefits - Deferred tax liabilities	(77)		(391)
Restructurings and other charges - Deferred tax liabilities	(396)		(329)
Unremitted earnings - Deferred tax liabilities	(19,399)	[4]	(17,077)	[4]
All other - Deferred tax liabilities	$ (448)		$ (496)

[1]	The amount in 2013 is shown after reduction for unrecognized tax benefits of $2.3 billion, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position. For additional information, see "Adoption of New Accounting Standard" in Note 5D. Tax Matters: Tax Contingencies.
[2]	2013 v. 2012––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards as a result of the adoption of a new accounting standard, a decrease in current deferred tax assets related to product liability reserves due to settlements, and the decrease in noncurrent deferred tax assets related to employee benefits, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets. For additional information, see Note 5D. Tax Matters: Tax Contingencies.
[3]	In 2013, included in Current deferred tax assets and other current tax assets ($2.1 billion), Noncurrent deferred tax assets and other noncurrent tax assets ($569 million), Other current liabilities ($52 million) and Noncurrent deferred tax liabilities ($25.6 billion). In 2012, included in Current deferred tax assets and other current tax assets ($3.5 billion), Noncurrent deferred tax assets and other noncurrent tax assets ($611 million) and Noncurrent deferred tax liabilities ($21.2 billion).
[4]	The increase in 2013 reflects additional accruals for certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in the current year. For additional information, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations.